                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

     Filed by the registrant [X]

     Filed by a Party other than the registrant [ ]

     Check the appropriate box:

     [ ]  Preliminary Proxy Statement   [ ]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Pharmacyclics, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                              PHARMACYCLICS, INC.
                             995 EAST ARQUES AVENUE
                          SUNNYVALE, CALIFORNIA 94086

                               NOVEMBER 14, 1997

DEAR STOCKHOLDER:

     You are cordially invited to attend the Annual Meeting of Stockholders ("Annual Meeting") of Pharmacyclics, Inc. (the "Company") which will be held at 11:30 A.M. on December 17, 1997, at Embassy Suites, 2885 Lakeside Drive, Santa Clara, California 95054.

     At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

          (i) the election of six (6) directors to serve until the 1998 annual meeting and until their successors are elected and qualified;

          (ii) the amendment of the Company's 1995 Stock Option Plan (the "Option Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the Option Plan by an additional 500,000 shares and to make such other changes as described herein;

          (iii) the amendment of the Company's Employee Stock Purchase Plan (the "Purchase Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the Purchase Plan by an additional 50,000 shares; and

          (iv) the ratification of the appointment of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending June 30, 1998.

     The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

     After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote IN FAVOR OF each such proposal.

     After reading the Proxy Statement, please mark, date, sign and return by no later than December 5, 1997, the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

     Copies of the Pharmacyclics, Inc. 1997 Annual Report and Annual Report on Form 10-K for the fiscal year ended June 30, 1997 are also enclosed.

     We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          Richard A. Miller, M.D.
                                          President and Chief Executive Officer

                                   IMPORTANT

     PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE SO THAT YOUR SHARES MAY BE VOTED IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING.

                              PHARMACYCLICS, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               DECEMBER 17, 1997

TO THE STOCKHOLDERS OF PHARMACYCLICS, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Pharmacyclics, Inc., a Delaware corporation (the "Company"), will be held at 11:30 A.M. local time on Wednesday, December 17, 1997, at Embassy Suites, 2885 Lakeside Drive, Santa Clara, California 95054, for the following purposes:

          1. To elect a Board of six (6) directors to serve for the ensuing year and until their respective successors are elected and qualified.

          2. To approve an amendment to the Company's 1995 Stock Option Plan (the "Option Plan") including an increase in the total number of shares of common stock authorized for issuance over the term of the Option Plan by an additional 500,000 shares.

          3. To approve an amendment to the Company's Employee Stock Purchase Plan (the "Purchase Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the Purchase Plan by an additional 50,000 shares.

          4. To ratify the appointment of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending June 30, 1998.

          5. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Stockholders of record at the close of business on October 20, 1997 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's offices for a period of ten (10) days immediately prior to the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted upon at the Annual Meeting and mark, date, sign and return the enclosed proxy card in the accompanying reply envelope. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares will be voted. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

                                          Sincerely,

                                          J. Stephan Dolezalek,
                                          Secretary
Sunnyvale, California
November 14, 1997

YOUR VOTE IS VERY IMPORTANT. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY. IF YOU DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

                              PHARMACYCLICS, INC.
                             995 EAST ARQUES AVENUE
                          SUNNYVALE, CALIFORNIA 94086

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 17, 1997

                      GENERAL INFORMATION FOR STOCKHOLDERS

     THE ENCLOSED PROXY ("PROXY") IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS (THE "BOARD") OF PHARMACYCLICS, INC., A DELAWARE CORPORATION (THE "COMPANY"), FOR USE AT THE 1997 ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING") TO BE HELD AT 11:30 A.M. ON DECEMBER 17, 1997, AT EMBASSY SUITES, 2885 LAKESIDE DRIVE, SANTA CLARA, CALIFORNIA 95054 AND AT ANY ADJOURNMENT THEREOF.

     This Proxy Statement and the accompanying form of Proxy was first mailed to the stockholders entitled to vote at the Annual Meeting on or about November 14, 1997.

RECORD DATE AND VOTING

     Stockholders of record at the close of business on October 20, 1997 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, there were 10,159,488 shares of the Company's common stock (the "Common Stock") outstanding and entitled to vote, held by approximately 525 stockholders of record. No shares of the Company's preferred stock are outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the record date. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted IN FAVOR OF the approval of the proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement. Abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

     Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Cheryl B. Jaszewski, Vice President, Finance and Administration, in writing at 995 East Arques Avenue, Sunnyvale, California 94086 or by telephone at (408) 774-0330. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by December 7, 1997.

REVOCABILITY OF PROXIES

     Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to the meeting by filing with the Secretary of the Company at its principal executive offices at 995 East Arques Avenue, Sunnyvale, California 94086, a written notice of such revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company has engaged Corporate Investor Communications, Inc. ("CIC") to provide routine advice and services for Proxy solicitation. CIC will receive approximately $4,000 from the Company for such advice and services, plus reimbursement of costs incurred in forwarding the solicitation materials to the beneficial owners of Common Stock. To assure that a quorum will be present in person or by proxy at the Annual Meeting, it may be necessary for CIC, certain officers, directors, employees or other agents of the Company to solicit proxies by telephone, facsimile or other means or in person. Except with respect to CIC, the Company will not compensate such individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                   IMPORTANT

     PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE NO LATER THAN DECEMBER 5, 1997, SO THAT YOUR SHARES MAY BE VOTED IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING.

     THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED JUNE 30, 1997 (THE "ANNUAL REPORT") AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "FORM 10-K"), HAVE BEEN MAILED CONCURRENTLY WITH THE MAILING OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TO ALL STOCKHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. NEITHER THE ANNUAL REPORT NOR THE FORM 10-K IS CONSIDERED PROXY-SOLICITING MATERIAL AND NEITHER IS INCORPORATED INTO THIS PROXY STATEMENT.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

     At the Annual Meeting, a Board of six directors will be elected to serve until the Company's next Annual Meeting and until their successors shall have been duly elected and qualified or until their earlier death, resignation or removal. The Board has selected six nominees, all of whom are current directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them IN FAVOR OF the nominees named below. The six candidates receiving the highest number of affirmative votes of all the shares entitled to vote at the Annual Meeting will be elected. If any nominee is unable to or declines to serve as a director, the Proxies may be voted for a substitute nominee designated by the current Board. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF EACH OF THE FOLLOWING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER DEATH, RESIGNATION OR REMOVAL.

INFORMATION WITH RESPECT TO DIRECTOR NOMINEES

     Set forth below is information regarding the nominees.

          NAME                 AGE          POSITION(S) WITH THE COMPANY      DIRECTOR SINCE
-------------------------      ---         -------------------------------    ---------------
Thomas D. Kiley                54          Director                                 1991
Joseph S. Lacob                41          Director                                 1991
Patrick F. Latterell           39          Director                                 1991
Richard A. Miller, M.D.        46          Director, President and Chief            1991
                                           Executive Officer
Joseph C. Scodari              44          Director                                 1994
Craig C. Taylor                47          Director                                 1991

BUSINESS EXPERIENCE OF DIRECTOR NOMINEES

     MR. KILEY was elected as a Director of the Company in June 1991. He has been self-employed since 1988 as an attorney, consultant and investor. From 1980 to 1988, he was an officer of Genentech, Inc., serving variously as Vice President and General Counsel, Vice President for Legal Affairs and Vice President for Corporate Development. Mr. Kiley is also a director of Cardiogenesis Corporation, a medical device company, Connective Therapeutics, Inc. and Geron Corporation, pharmaceutical companies, and certain private biotechnology and other companies.

     MR. LACOB was elected as a Director of the Company in June 1991. He is a General Partner of Kleiner Perkins Caufield & Byers, a venture capital investment firm which he joined in 1987. Mr. Lacob is currently Chairman of the Board of CellPro, Inc. and Microcide Pharmaceuticals, Inc. and a director of Heartport, Inc., as well as several private life science companies.

     MR. LATTERELL was elected as a Director of the Company in June 1991. He is a General Partner of Venrock Associates and Venrock Associates II, L.P., venture capital investment groups, which he joined in April 1989. Mr. Latterell is currently a director of Biocircuits Corporation, Vical, Inc. and several private biomedical companies.

     DR. MILLER has served as President, Chief Executive Officer and a Director since the Company was founded in April 1991. In 1984, Dr. Miller co-founded IDEC Pharmaceuticals Corporation where he served as Vice President and a director until February 1992. In 1989, Dr. Miller co-founded CellPro, Inc. ("CellPro"), a public biotechnology company, and served as a director of CellPro from 1989 to 1991 and Chairman of

CellPro's Scientific Advisory Board until 1993. Dr. Miller also is a Clinical Professor of Medicine (Oncology) at Stanford University Medical Center.

     MR. SCODARI was elected as a Director of the Company in December 1994. He is Corporate Executive Vice President and President, Pharmaceutical Division for Centocor, Inc. Prior to joining Centocor, he was Senior Vice President and General Manager, North American Ethicals, for Rhone-Poulenc Rorer Pharmaceuticals, Inc., where he held various positions since 1989. From 1987 to 1989, Mr. Scodari was Executive Vice President of Sterling Drug's U.S. Diagnostic Imaging Division ("Sterling") where he held responsibilities for all marketing and sales and business development activities for Sterling's imaging agent business.

     MR. TAYLOR was elected as a Director of the Company in June 1991. He is a General Partner of AMC Partners '89, L.P., the general partner of Asset Management Associates 1989, L.P., a private venture capital partnership. Mr. Taylor has been with Asset Management Company, a venture management group, since 1977. Mr. Taylor is a director of Metra BioSystems, Inc., Lynx Therapeutics, Inc. and several private companies.

     There are no family relationships among executive officers or directors of the Company.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended June 30, 1997, the Board held seven meetings. As of June 30, 1997, the Company had two standing Committees: an Audit Committee and a Compensation Committee. The Company does not have a standing Nominating Committee.

     The Audit Committee is primarily responsible for approving the services performed by the Company's independent accountants and reviewing reports of the Company's internal and external auditors regarding the Company's accounting practices and systems of internal accounting controls. During the fiscal year ended June 30, 1997, the Audit Committee consisted of two directors, Messrs. Latterell and Taylor. The Audit Committee held one meeting during the fiscal year ended June 30, 1997.

     The Compensation Committee reviews and approves the Company's general compensation policies, sets compensation levels for the Company's executive officers and administers the Company's 1995 Stock Option Plan, successor to the Company's 1992 Stock Option Plan, and the Company's Employee Stock Purchase Plan. During the fiscal year ended June 30, 1997, the Compensation Committee consisted of three directors, Messrs. Lacob, Latterell and Taylor. The Compensation Committee met six times during the fiscal year ended June 30, 1997.

     During the last fiscal year no director attended fewer than 75% of the aggregate number of meetings of the Board and meetings of Committees of the Board on which such director serves, which were held during the period that such individual was a member of the Board.

DIRECTOR COMPENSATION

     The non-employee Board members do not receive any cash compensation for their service on the Board or any Committee of the Board. However, Mr. Scodari is reimbursed for travel expenses incurred in attending Board or Committee meetings.

     Under the Company's Non-Employee Directors Stock Option Plan (the "Directors Plan"), each new non-employee Board member will receive an automatic option grant for 10,000 shares of Common Stock under the Directors Plan on the date of his or her initial election or appointment to the Board. Furthermore, on the date of each Annual Stockholders Meeting, each individual re-elected as a non-employee Board member will receive an automatic option grant for an additional 5,000 shares of Common Stock, provided such individual has served as a Board member for at least six months. The exercise price per share of Common Stock subject to each automatic option grant will be equal to the fair market value per share on the automatic grant date. Each automatic grant will have a term of ten years, subject to earlier termination following the optionee's cessation of Board service. Each automatic grant will be immediately exercisable; however, any shares purchased upon exercise of the option will be subject to repurchase should the optionee's service as a non-employee Board member cease prior to vesting in the shares. Each 10,000-share grant will vest in five equal and successive annual installments over the optionee's period of Board service. Each 5,000-share grant will vest in 12 equal and successive monthly installments over the optionee's period of Board service. However, each outstanding option will immediately vest upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of the optionee while serving as a Board member.

     Messrs. Kiley, Lacob, Latterell, Scodari and Taylor each received an option for 5,000 shares on December 6, 1996. Each such option has an exercise price of $16.00 per share, the fair market value per share of Common Stock on the grant date.

                         PROPOSAL TWO -- APPROVAL OF AN
                      AMENDMENT TO 1995 STOCK OPTION PLAN

INTRODUCTION

     The Company's stockholders are being asked to approve an amendment to the 1995 Stock Option Plan (the "Option Plan") which will effect the following changes: (i) increase the maximum number of shares available for issuance under the Option Plan by an additional 500,000 shares, (ii) increase the maximum number of shares for which options and separately exercisable stock appreciation rights may be granted to any one individual to 750,000 shares, (iii) eliminate the restriction that the individuals who serve as Plan Administrator may not receive any discretionary option grants from the Company, (iv) allow unvested shares issued under the Option Plan and subsequently repurchased by the Company at the option exercise price paid per share to be reissued under the Option Plan, (v) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator and (vi) effect a series of additional changes to the provisions of the Option Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Option Plan from the short-swing liability provisions of the Federal securities laws.

     The amendment was adopted by the Board on September 11, 1997, subject to stockholder approval at the Annual Meeting. The Board believes that the increase in the share reserve is necessary in order to ensure that the Company will have a sufficient reserve of Common Stock under the Option Plan to continue to attract and retain the services of key individuals essential to the Company's long-term growth and success. The increase in the maximum number of shares for which any one individual may be granted options and separately exercisable stock appreciation rights is necessary to ensure that any compensation deemed paid to the Company's executive officers in connection with the exercise of options continues to remain deductible by the Company and will be excluded from the $1 million limit on the deductibility of compensation paid to certain officers of the Company. The Board believes the other amendments are needed in order to provide the Company with more opportunities to make equity incentives available to the non-employee Board members as an inducement for their continued service and to facilitate plan administration in light of the new changes to Rule 16b-3.

     The terms and provisions of the Option Plan, as amended through September 11, 1997, are summarized more fully below. This summary, however, does not purport to be a complete description of all the provisions of the Option Plan. A copy of the Option Plan will be furnished by the Company to any stockholder upon written request to the Secretary of the Company at the Company's principal offices in Sunnyvale, California.

PLAN STRUCTURE

     Under the Option Plan, eligible persons may, at the discretion of the Plan Administrator (as defined below), be granted options to purchase shares of Common Stock at an exercise price not less than 85% of the fair market value of such shares on the grant date. The Option Plan is currently administered by the Compensation Committee of the Board. This committee (the "Plan Administrator") has complete discretion (subject to the provisions of the Option Plan) to authorize option grants under the Option Plan.

SHARE RESERVE

     The maximum number of shares of Common Stock issuable over the term of the Option Plan may not exceed 2,261,565 shares, including the 500,000-share increase for which stockholder approval is sought under this Proposal Two. On the first trading date of each calendar year beginning with the 1996 calendar year, the share reserve will automatically increase by an amount equal to one percent (1%) of the number of shares of Common Stock outstanding on the last day of the preceding calendar year; provided that such annual increase may not exceed 500,000 shares. The increase on January 2, 1997 was in an amount equal to 91,503 shares.

     The maximum number of shares as to which any one individual participating in the Option Plan may be granted stock options and separately exercisable stock appreciation rights may not exceed 750,000 shares in the aggregate over the term of the Option Plan (assuming approval of this Proposal Two).

     Should any option terminate prior to exercise in full, the shares subject to the unexercised portion of that option will be available for subsequent option grants. In addition, any unvested shares issued under the Option Plan and subsequently repurchased by the Company at the original exercise price paid per share pursuant to the Company's repurchase rights under the Option Plan will be added back to the number of shares of Common Stock reserved for issuance under the Option Plan and will accordingly be available for reissuance through one or more subsequent option grants made under the Option Plan.

     In the event any change is made to the Common Stock issuable under the Option Plan (by reason of any stock dividend, stock split, combination of shares, recapitalization, or other change affecting the outstanding Common Stock as a class without receipt of consideration), appropriate adjustments will be made to the number and/or class of securities available for issuance (in the aggregate and to each optionee) under the Option Plan.

     As of September 30, 1997, 1,278,600 shares were subject to outstanding option grants under the Option Plan, 982,965 shares remained available for future grants (assuming approval of this Proposal Two), and 567,241 shares have been issued under the Option Plan.

ELIGIBILITY

     Officers, other employees of the Company and its parent or subsidiaries, non-employee members of the Board and the board of directors of its parent or subsidiaries and independent consultants of the Company and its parent or subsidiary corporations are eligible to participate in the Option Plan. Non-employee Board members are also eligible to receive automatic option grants under the Non-Employee Directors Stock Option Plan (the "Directors Plan").

     As of September 30, 1997 approximately four executive officers, 46 other employees and five non-employee Board members were eligible to participate in the Option Plan (assuming approval of this Proposal Two), and five non-employee Board members were eligible to participate in the Directors Plan.

VALUATION

     For purposes of establishing the option exercise price and for all other valuation purposes under the Option Plan, the fair market value per share of Common Stock on any relevant date will be the closing selling price per share as reported on the Nasdaq National Market. As of September 30, 1997, the fair market value per share of the Common Stock was $24.75 per share, as reported on the Nasdaq National Market.

TERMS OF OPTION GRANT PROGRAM

     Options may be granted at an exercise price per share not less than eighty five percent (85%) of the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten years.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under Option Plan:

     Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

     Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile take-over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the take-over price per share over
     (b) the exercise price payable for such share.

     The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Option Plan which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

GENERAL PROVISIONS

     Acceleration. In the event that the Company is acquired by merger or asset sale, each outstanding option under the Option Plan which is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full. Any options assumed or replaced in connection with such acquisition will be subject to immediate acceleration, and any unvested shares which do not vest at the time of such acquisition will be subject to full and immediate vesting, in the event the individual's service is subsequently terminated within 18 months following the acquisition. In connection with a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Option Plan either at the time of such change in control or upon the subsequent termination of the individual's service.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     Financial Assistance. The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options or the purchase price of shares under the Option Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

     Special Tax Election. The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

AMENDMENT AND TERMINATION

     The Board may amend or modify the Option Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the Option Plan at any time, and the Option Plan will in all events terminate on August 1, 2005.

STOCK AWARDS

     The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table elsewhere in this Proxy Statement and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the Option Plan between July 1, 1996 and September 30, 1997, together with the weighted average exercise price payable per share.

                              OPTION TRANSACTIONS

                                                                OPTIONS GRANTED     WEIGHTED AVERAGE
                            NAME                               (NUMBER OF SHARES)    EXERCISE PRICE
-------------------------------------------------------------  ------------------   ----------------
Richard A. Miller, President and Chief Executive Officer.....         60,000             $15.75
Marc L. Steuer, Vice President, Business Development and
  Chief Financial Officer....................................         55,000             $16.43
William C. Dow, Ph.D., Vice President, Chemical Research and
  Development................................................         30,000             $15.75
Cheryl B. Jaszewski, Vice President, Finance and
  Administration.............................................         20,000             $15.75
All current executive officers as a group (4 persons)........        165,000             $15.98
All current non-employee Board members as a group............         25,000             $16.00
All employees, including current officers who are not
  executive officers as a group (27 persons).................        183,501             $16.44

FEDERAL TAX CONSEQUENCES OF OPTIONS

     Options granted under the Option Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to satisfy such requirements. The Federal income tax treatment for the two types of options differ as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize regular taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares at the date of exercise over the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company, at the original exercise price paid per share, in the event the optionee's service terminates prior to vesting in the shares, then the optionee will not recognize any taxable income at the time of exercise. The optionee will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the difference between the fair market value of the shares on the date the repurchase right lapses and the option exercise price paid for those shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise an amount equal to the difference between the fair market value of the purchased shares on the date of exercise (determined as if the shares were not subject to the Company's repurchase right) and the option exercise price paid for the shares. If the
Section 83(b) election is made, the optionee will not recognize any additional income as and when the Company's repurchase right lapses.

     The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of the non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

     Stock Appreciation Rights. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

     Deductibility of Executive Compensation. The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

ACCOUNTING TREATMENT

     Option grants or stock issuances to employees with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be recognized by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any charge to the Company's earnings, but the Company must disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis. Options or stock appreciation rights granted other than to employees and Board members will result in a charge to the Company's earnings based upon the Black-Schoales.

     Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to the Company's earnings.

NEW PLAN BENEFITS

     As of September 30, 1997, no stock options have been granted on the basis of the 500,000-share increase for which stockholder approval is sought as part of this Proposal Two.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendment to the Option Plan which will increase the maximum number of shares of Common Stock authorized for issuance over the term of the Option Plan by an additional 500,000 shares. Should such stockholder approval not be obtained, then the 500,000-share increase to the share reserve will not be implemented and the maximum number of shares of Common Stock for which any one individual may be granted options and separately exercisable stock appreciation rights will remain at 333,334. In addition, members of the Plan Administrator will not become eligible to participate in the Option Plan, and any unvested shares repurchased by the Company at the option exercise price paid per share will not be added back to the share reserve for reissuance. The Option Plan will, however, continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the Option Plan in effect prior to the amendment summarized in this Proposal Two, until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to option grants made under the Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE AMENDMENT TO THE COMPANY'S 1995 STOCK OPTION PLAN.

                        PROPOSAL THREE -- APPROVAL OF AN
                   AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

     The Company's stockholders are also being asked to approve an amendment to the Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of the Company's Common Stock authorized for issuance under the Purchase Plan by an additional 50,000 shares.

     The Purchase Plan was originally adopted by the Board of Directors on August 2, 1995, approved by the Company's stockholders on September 11, 1995 and became effective on October 23, 1995. The Purchase Plan is intended to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase plan designed to operate in compliance with Section 423 of the Internal Revenue Code.

     The Board amended the Purchase Plan on September 11, 1997, subject to stockholder approval at the Annual Meeting. The Board believes that it is in the best interests of the Company to continue a program of stock ownership for the Company's employees in order to provide them with a meaningful opportunity to acquire a substantial proprietary interest in the Company and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders.

     The following is a summary of the principal features of the Purchase Plan as amended through September 11, 1997. The summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Sunnyvale, California.

SHARE RESERVE

     A total of 100,000 shares of Common Stock have been reserved for issuance under the Purchase Plan, inclusive of the 50,000 share increase for which stockholder approval is sought under this Proposal Three. In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the class and maximum number of securities issuable under the Purchase Plan, including the class and maximum number of securities issuable per participant on any one purchase date, and (ii) the class and number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.

ADMINISTRATION

     The Purchase Plan will be administered by the Compensation Committee of the Board. Such committee, as Plan Administrator, will have full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants.

OFFERING PERIODS AND PURCHASE PERIODS

     The Purchase Plan is comprised of a series of successive offering periods, each with a maximum duration (not to exceed twenty-four (24) months) designated by the Plan Administrator prior to the start date. The current offering period began on November 1, 1997 and will end on October 31, 1999, and the next offering period is scheduled to commence on November 1, 1999.

     Shares will be purchased during the offering period at successive semi-annual intervals. Each such interval will constitute a purchase period. Purchase periods under the Purchase Plan will begin on the first business day in May and November each year and end on the last business day in the immediately succeeding October and April, respectively, each year. The first purchase period under the current offering period began on November 1, 1997 and will end on the last business day in April 1998.

ELIGIBILITY

     Any individual who customarily works for more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating affiliate will become eligible to participate in an offering period on the start date of any purchase period (within that offering period) which begins on or after such individual's completion of ninety (90) days of continuous service with the Company or any affiliate. The date such individual enters the offering period will be designated his or her entry date for purposes of that offering period.

     Participating affiliates include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, which elect, with the approval of the Plan Administrator, to extend the benefits of the Purchase Plan to their eligible employees.

     As of September 30, 1997, approximately 37 employees, including three executive officers, were eligible to participate in the Purchase Plan.

PURCHASE PROVISIONS

     Each participant will be granted a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on his or her entry date into that offering period and will be automatically exercised on the last business day of each purchase period within that offering period on which he or she remains an eligible employee.

     Each participant may authorize period payroll deductions in any multiple of 1% of his or her total cash earnings per pay period, up to a maximum of ten percent (10%).

     On the last business day of each purchase period, the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of Common Stock at the purchase price in effect for the participant for that purchase period. However, the maximum number of shares of Common Stock a participant may purchase on any purchase date may not exceed 1,000 shares.

PURCHASE PRICE

     The purchase price per share at which Common Stock will be purchased on the participant's behalf on each purchase date within the offering period will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the participant's entry date into that offering period or (ii) the fair market value per share of Common Stock on that purchase date. However, for each participant whose entry date is other than the start date of the offering period, the clause (i) amount will not be less than the fair market value per share of Common Stock on the start date of that offering period.

VALUATION

     The fair market value per share of Common Stock on any relevant date will be deemed equal to the closing selling price per share on such date on the Nasdaq National Market. On September 30, 1997, the fair market value per share of Common Stock was $24.75 per share.

SPECIAL LIMITATIONS

     The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

          (i) No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company of any of its affiliates.

          (ii) No purchase right granted to a participant may permit such individual to purchase Common Stock at a rate greater than $25,000 worth of such Common Stock (valued at the time such purchase right is granted) for each calendar year the purchase right remains outstanding at any time.

TERMINATION OF PURCHASE RIGHTS

     The purchase right will immediately terminate upon the participant's loss of eligible employee status or upon his or her affirmative withdrawal from the offering period. The payroll deductions collected for the purchase period in which the purchase right terminates may, at the participant's election, be immediately refunded or applied to the purchase of Common Stock at the end of that purchase period.

STOCKHOLDER RIGHTS

     No participant will have any stockholder rights with respect to the shares of Common Stock covered by his or her purchase right until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

ASSIGNABILITY

     No purchase right will be assignable or transferable other than in connection with the participant's death and will be exercisable only by the participant during his or her lifetime.

ACQUISITION

     Should the Company be acquired by merger or asset sale during an offering period, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be 85% of the lower of (i) the fair market value per share of Common Stock on the participant's entry date into that offering period or (ii) the fair market value per share of Common Stock immediately prior to such acquisition. However, the clause (i) amount will not, for any participant whose entry date for the offering period is other than the start date of that offering period, be less than the fair market value per share of Common Stock on such start date.

AMENDMENT AND TERMINATION

     The Purchase Plan will terminate upon the earliest to occur of (i) the last business day in October, 2005, (ii) the date on which all available shares are issued or (iii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company.

     The Board of Directors may at any time alter, suspend or discontinue the Purchase Plan. However, the Board of Directors may not, without stockholder approval, (i) materially increase the number of shares issuable under the Purchase Plan or the number purchasable per participant on any one purchase date, except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price, (iii) materially increase the benefits accruing to participants or (iv) materially modify the requirements for eligibility to participate in the Purchase Plan.

STOCK ISSUANCES

     The table below shows, as to each of the executive officers named in the Summary Compensation Table elsewhere in this Proxy Statement and the various indicated groups, the following information with respect to transactions under the Purchase Plan effected during the period from July 1, 1996 to September 30, 1997: (i) the number of shares of Common Stock purchased under the Purchase Plan during that period and (ii) the weighted average purchase price paid per share of Common Stock in connection with such purchases.

                                                               NUMBER OF
                                                                SHARES          WEIGHTED AVERAGE
                             NAME                              PURCHASED         PURCHASE PRICE
    ------------------------------------------------------  ---------------     ----------------
    Cheryl B. Jaszewski, Vice President, Finance and
      Administration......................................        1,132              $10.20
    All current executive officers as a group (1
      person).............................................        1,132              $10.20
    All employees, including current officers who are not
      executive officers, as a group (31 persons).........       13,425              $10.52

NEW PLAN BENEFITS

     As of September 30, 1997, no purchase rights had been granted under the Purchase Plan on the basis of the 50,000-share increase subject to approval under this Proposal Three.

FEDERAL TAX CONSEQUENCES

     The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the offering period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

     If the participant sells or disposes of the purchased shares more than two
(2) years after his or her entry date into the offering period in which such shares were acquired and more than one (1) one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on his or her entry date into the offering period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

     If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on his or her Entry Date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

ACCOUNTING TREATMENT

     Under current accounting rules, the issuance of shares of Common Stock under the Purchase Plan will not result in a compensation expense chargeable against the Company's operations. However, the Company must disclose, in notes to the Company's financial statements, the pro forma impact which the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the value of those purchase rights treated as compensation expense.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for amendment to increase the number of shares issuable under the Purchase Plan by an additional 50,000 shares. If such stockholder approval is not be obtained, then any purchase rights granted on the basis of the 50,000 share increase will terminate. The Purchase Plan will, however, continue to remain in effect, and purchase rights may be granted and stock purchases may continue to be made pursuant to the provisions of that plan until the available reserve of Common Stock under that plan as last approved by the stockholders has been issued.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT OF THE PURCHASE PLAN.

                   PROPOSAL FOUR -- RATIFICATION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

     The Board has appointed the firm of Price Waterhouse LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending June 30, 1998, and is asking the stockholders to ratify this appointment.

     In the event the stockholders fail to ratify the appointment, the Board will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interest of the Company and its stockholders. The affirmative vote of the holders of a majority of the Company's Common Stock present or represented by Proxy at the Annual Meeting and entitled to vote is required to ratify the selection of Price Waterhouse LLP.

     Price Waterhouse LLP has served as independent auditors to the Company for the fiscal year ended June 30, 1997. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting to respond to appropriate questions, and will be given the opportunity to make a statement if he or she so desires.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP TO SERVE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 1998.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth certain compensation earned during the fiscal year ended June 30, 1997, for services rendered in all capacities to the Company and its subsidiaries, by (i) the Company's Chief Executive Officer, (ii) the three other highest paid executive officers whose salary and bonus for fiscal 1997 were in excess of $100,000 and (iii) one other executive officer who resigned during that fiscal year. The individuals named in the table will be hereinafter referred to as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                         COMPENSATION
                                                                     ---------------------
                                                         ANNUAL
                                                      COMPENSATION          AWARDS
                                                      ------------   ---------------------    ALL OTHER
                                                         SALARY      SECURITIES UNDERLYING   COMPENSATION
         NAME AND PRINCIPAL POSITION           YEAR      ($)(1)        OPTIONS/SARS (#)          ($)
---------------------------------------------  ----   ------------   ---------------------   ------------
Richard A. Miller                              1997      229,833             60,000                 --
  President and Chief                          1996      215,865            246,667                 --
  Executive Officer

Marc L. Steuer                                 1997      199,200             55,000                 --
  Vice President, Business Development         1996      181,827             80,000                 --
  and Chief Financial Officer

Stuart W. Young, M.D.(2)                       1997      150,816                 --             90,273
  Vice President, Medical Research             1996      160,303             33,334                 --

William C. Dow, Ph.D.                          1997      140,237             30,000                 --
  Vice President, Chemical Research and        1996      130,098             67,667                 --
  Development

Cheryl B. Jaszewski                            1997      117,987             20,000                 --
  Vice President, Finance and Administration   1996      110,375             43,334                 --

---------------
(1) Includes amounts earned but not paid in the fiscal year ended June 30, 1997.

(2) Dr. Young resigned from the Company effective as of June 8, 1997. The amount reported under "All Other Compensation" for fiscal 1997 represents consulting fees earned by Dr. Young since the date of his resignation.

STOCK OPTIONS, EXERCISES AND HOLDINGS

     The following table provides certain information regarding stock options granted to the Named Executive Officers during the fiscal year ended June 30, 1997. Except for the limited stock appreciation rights described in footnote (1) below, no stock appreciation rights were granted during such fiscal year to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZABLE
                                 INDIVIDUAL GRANTS                                       VALUE AT ASSUMED
------------------------------------------------------------------------------------      ANNUAL RATES OF
                                 NUMBER OF                                                  STOCK PRICE
                                SECURITIES      PERCENTAGE OF                              APPRECIATION
                                UNDERLYING      TOTAL OPTIONS   EXERCISE                FOR OPTION TERM(5)
                              OPTIONS GRANTED    GRANTED TO     PRICE PER   EXPIRATION ---------------------
            NAME                  (1)(2)        EMPLOYEES(3)    SHARE(4)      DATE        5%         10%
----------------------------  ---------------   -------------   ---------   --------   --------   ----------
Richard A. Miller, M.D......       60,000            17.0%       $ 15.75    06/11/07   $594,305   $1,506,089
Marc L. Steuer..............       15,000             4.3%       $ 18.25    09/18/06   $172,160   $  436,287
                                   40,000            11.0%       $ 15.75    06/11/07   $396,204   $1,004,058
Stuart W. Young, M.D.(6)....           --              --             --          --         --           --
William C. Dow, Ph.D........       30,000             8.3%       $ 15.75    06/11/07   $297,153   $  753,043
Cheryl B. Jaszewski.........       20,000             5.6%       $ 15.75    06/11/07   $198,102   $  502,029

---------------

(1) Each option includes a limited stock appreciation right that allows the optionee to surrender his or her option with such a right in effect for six months, to the extent exercisable for vested shares of Common Stock, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding securities. In return, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the highest price per share of Common Stock paid in the tender offer less the exercise price payable per share.

(2) The dates on which the options were granted are as follows:

                                NAME                       NUMBER SHARES   GRANT DATE
            ---------------------------------------------  -------------   ----------
            Richard A. Miller, M.D.......................      60,000        06/12/97
            Marc L. Steuer...............................      15,000        09/19/96
                                                               40,000        06/12/97
            William C. Dow, Ph.D.........................      30,000        06/12/97
            Cheryl B. Jaszewski..........................      20,000        06/12/97

     The option for 60,000 shares granted to Dr. Miller on June 12, 1997 is immediately exercisable subject to the Company's right to repurchase any unvested shares upon termination of Dr. Miller's services. Such option will vest in a series of 36 successive equal monthly installments beginning on January 1, 2000.

     The option for 15,000 shares granted to Mr. Steuer on September 19, 1996 vests in 12 successive equal monthly installments over the one year period beginning January 1, 1999.

     The option for 40,000 shares granted to Mr. Steuer on June 12, 1997 is immediately exercisable. Such option will vest as follows: (i) 10,000 shares will vest in 120 successive equal monthly installments with acceleration based upon meeting fiscal year 1998 goals; (ii) 5,000 shares will vest in 12 successive equal monthly installments over the one year period beginning January 1, 2000; (iii) 10,000 shares will vest in 12 successive equal monthly installments over the one year period beginning January 1, 2001; and (iv) 15,000 shares will vest in 12 successive equal monthly installments over the one year period beginning January 1, 2002.

     The option for 30,000 shares granted to Dr. Dow on June 12, 1997 is immediately exercisable. Such option shall vest as follows: (i) 4,000 shares shall vest in 12 successive equal monthly installments over the one year period beginning January 1, 1999; (ii) 6,000 shares shall vest in 12 successive equal monthly installments over the one year period beginning January 1, 2000; and (iii) 20,000 shares shall vest in 24 successive equal monthly installments over the two year period beginning January 1, 2001.

     The option for 20,000 shares granted to Ms. Jaszewski on June 12, 1997 is immediately exercisable. Such option will vest as follows: (i) 4,000 shares will vest in 24 successive equal monthly installments over the two year period beginning January 1, 1999 and (ii) 16,000 shares will vest in 24 successive equal monthly installments over the two year period beginning January 1, 2001.

     Each of the granted options will immediately become exercisable for all of the option shares in the event of certain acquisitions or hostile take-overs of the Company as described in Proposal Two. Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

(3) Based on an aggregate of approximately 359,000 options granted to employees in fiscal 1997, including options granted to the Named Executive Officers.

(4) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same day sale of the purchased shares. The Company may also finance the option exercise price as described in Proposal Two. The Plan Administrator has the discretionary authority to reprice outstanding options under the Plan through the cancellation of those options and the grant of replacement options with an exercise price equal to the lower fair market value of the option shares on the regrant date.

(5) Potential realizable value is based on the assumption that the price per share of Common Stock appreciates at the assumed annual rate of stock appreciation for the option term. The assumed 5% and 10% annual rates are set forth in accordance with the rules and regulations adopted by the Securities and Exchange Commission and do not represent the Company's estimate of stock price appreciation. There can be no assurance that the assumed 5% and 10% annual rates of appreciation (compounded annually) will actually be realized over the term of the option. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(6) Dr. Young resigned from the Company effective as of June 8, 1997.

OPTION HOLDINGS

     The table below sets forth certain information concerning the exercise of options during the fiscal year ending June 30, 1997 by the Named Executive Officers and unexercised options held as of the end of such year by such individuals. No stock appreciation rights were exercised by the Named Executive Officers during such fiscal year, and, except to the extent described in footnote (1) to the Option Grants table above, no stock appreciation rights were held by such individuals at the end of such fiscal year.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1997
                     AND 1997 FISCAL YEAR-END OPTION VALUES

                                                             NO. OF SECURITIES
                                                          UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                             OPTIONS AT FISCAL           IN-THE-MONEY OPTIONS
                                SHARES                           YEAR END                AT FISCAL YEAR END(1)
                              ACQUIRED ON   VALUE       ---------------------------   ---------------------------
            NAME               EXERCISE    REALIZED     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------  -----------  --------     -----------   -------------   -----------   -------------
Richard A. Miller, M.D......         --          --        65,667        241,000       $ 352,000      $ 821,336
Marc L. Steuer..............         --          --        77,695        150,639       $ 804,267      $ 612,408
Stuart W. Young, M.D.(2)....     18,001    $279,241(3)     11,109         22,224       $  88,872      $ 177,792
William C. Dow, Ph.D........     20,000    $375,250(3)     31,611         92,723       $ 344,679      $ 214,619
Cheryl B. Jaszewski.........         --          --        13,667         59,667       $ 110,337      $ 113,835

---------------

(1) Determined by subtracting the exercise price from the market price of the Common Stock on June 30, 1997 ($15.50).

(2) Dr. Young resigned from the Company effective as of June 8, 1997.

(3) Based upon fair market value on date of exercise less exercise price.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

     In May 1992, the Company entered into an employment letter agreement with William C. Dow, which remains in effect unless and until terminated by either the Company or Dr. Dow at any time and for any reason, with or without cause. During the fiscal year ended June 30, 1997, the Company paid Dr. Dow $140,237 under the agreement.

     In June 1992, the Company entered into an employment agreement with Richard
A. Miller which either party may terminate at any time upon 90 days' prior written notice of an intent to terminate. During the fiscal year ended June 30, 1997, the Company paid Dr. Miller $229,833 under the agreement.

     In October 1992, the Company entered into an employment agreement with Cheryl B. Jaszewski, which remains in effect unless and until terminated by either the Company or Ms. Jaszewski at any time and for any reason, with or without cause. During the fiscal year ended June 30, 1997, the Company paid Ms. Jaszewski $117,987 under the agreement.

     In April 1993, the Company entered into an employment agreement with Stuart
W. Young which either party may terminate at any time upon 30 days written notice of intent to terminate. During the fiscal year ended June 30, 1997, the Company paid Dr. Young $159,800 under the agreement. This employment agreement was terminated upon Dr. Young's resignation. In May 1997, the Company entered into an agreement with Dr. Young. Under the terms of the agreement, Dr. Young is to be paid a monthly consulting fee of $13,900.00 through August 30, 1997 as well as severance payments totaling $41,730.00 to be paid in September, October and November 1997. Furthermore, Dr. Young continued to vest in certain outstanding options through the termination of the consulting period.

     In October 1994, the Company entered into an employment agreement with Marc
L. Steuer, which remains in effect unless and until terminated by either the Company or Mr. Steuer at any time and for any reason, with or without cause. During the fiscal year ended June 30, 1997, the Company paid Mr. Steuer $199,200 under the agreement.

     The Company has entered into agreements with each of Dr. Miller, Mr. Steuer, Dr. Dow and Ms. Jaszewski that provide for certain payments and accelerated vesting of the shares of common stock subject to the outstanding options held by each officer under the Company's 1995 Stock Option Plan in the event of certain changes in control of the Company or a subsequent termination of employment. In the event of such officer's involuntary termination within 36 months following the change in control, the officer will be entitled to receive severance payments for a period of 12 months in an aggregate amount equal to the officer's base salary at the time of termination plus the bonus paid to the officer in the fiscal year preceding the year of termination. The payments will be made in installments over the 12-month period unless the officer elects to receive a lump-sum payment equal to the present value of the installment payments. In addition, in the event of a change in control, all outstanding options held by the officer which would fully vest or become fully exercisable at least 18 months after the change in control will accelerate as follows: 50% of the unvested or unexercisable portion immediately upon the change in control; 25% of the portion unexercisable or unvested at the time of the change in control one year after the change in control (if the officer is then still employed by the Company or its successor); and 25% of the portion unexercisable or unvested at the time of the change in control 18 months after a change in control (if the officer is then still employed by the Company or its successor). All Options held by the officer at the time of a change in control which otherwise become fully exercisable or fully vest within 18 months following the change in control will become exercisable and vest in accordance with the following schedule: 50% of the previously unexercisable or unvested portion immediately upon the change in control; the remaining portion will continue to become exercisable and vest in accordance with the exercise/vesting schedule applicable to those options at the time of the change in control. Similarly, any repurchase rights exercisable by the Company with respect to shares of Common Stock held by the officer will lapse depending upon when the repurchase rights would have otherwise lapsed. In the event of the officer's involuntary termination during the 18 month period after the change in control, all previously unexercisable options (including options which did not accelerate at the time of the change in control) will become immediately exercisable and the repurchase rights will lapse as to all shares then held by the officer.

     Under the Option Plan, the Plan Administrator has the authority to accelerate outstanding options in the event of certain changes in control of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation matters relating to the Company's President and Chief Executive Officer, Richard A. Miller, and the Company's other executive officers are generally made by the Compensation Committee. The Compensation Committee also administers the Company's 1995 Stock Option Plan (the "Plan") under which grants may be made to executive officers and other key employees. The Compensation Committee has furnished the following report on the compensation established for Dr. Miller and the Company's other executive officers for the period from July 1, 1996 to June 30, 1997.

     In May 1996, the Compensation Committee set the compensation payable to Dr. Miller for the 12-month period ending April 30, 1997. Similarly, in June 1997, the Compensation Committee set the compensation payable to Dr. Miller for the 12-month period ending April 30, 1998. Dr. Miller in turn recommended, subject to the Compensation Committee's review and approval, the compensation to be paid for such 12-month period to the Company's other executive officers. For those executive officers, the Compensation Committee had previously established performance factors to be considered by Dr. Miller in making his recommendations with respect to the compensation level to be in effect for each such officer. Dr. Miller provided the Compensation Committee with his evaluation of the performance of each officer with respect to those factors and his recommendation as to the compensation to be paid to that individual on the basis of such performance. The Compensation Committee reviewed and approved the recommendations of Dr. Miller.

     General Compensation Policy. The Compensation Committee's overall policy as to executive compensation is to ensure that an appropriate relationship exists between the total compensation package established for each executive officer and the creation of stockholder value, while at the same time assuring that compensation is sufficiently competitive to motivate and retain key executives. In furtherance of this goal, executive compensation is structured so as to integrate competitive levels of annual base salary with discretionary stock options based upon individual and corporate performance. This annual cash compensation, together with the payment of equity incentives in the form of stock option grants, is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company.

     Factors. Since the Company is in the development stage, the use of traditional performance standards (such as profit levels and return on equity) are not appropriate in evaluating the performance of the executive officers. In particular, the unique nature of the biotechnology industry, specifically the absence of revenues and the fact that the Company's stock performance is often more a consequence of larger market forces than of actual Company achievements, makes it impossible to tie performance objectives to standard financial considerations. The primary factors which were considered in establishing the components of each executive officer's compensation package for the 1997 fiscal year are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors, such as different measures of strategic performance, for future fiscal years.

        - BASE SALARY. When establishing or reviewing base compensation levels for each executive officer, the Committee considers numerous factors, including the qualifications of the executive and his or her level of relevant experience, strategic goals for which the executive has responsibility, specific accomplishments of the executive during the last fiscal year and the compensation levels in effect at companies in the Company's industry which compete with the Company for business and executive talent.

          Base salaries are reviewed annually, and adjustments to each executive officer's base salary are made to reflect individual performance and salary increases effected by the peer group companies. A major objective, accordingly, is to have base salary levels commensurate with those of comparable positions with the peer group companies, given the level of seniority and skills possessed by the executive officer in question and the Committee's assessment of such executive's performance over the year.

        - LONG-TERM INCENTIVE COMPENSATION. The Compensation Committee has the authority under the Plan to provide executives and other key employees with equity incentives primarily in the form of stock option grants. Generally, the size of each option grant is set at a level which the Compensation Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, but there is also taken into account comparable awards made to individuals in similar positions in the industry, as reflected in external surveys, the individual's potential for future responsibility and promotion and the individual's performance in the recent period. The Compensation Committee has also established general guidelines for maintaining the unvested option holdings of each executive officer at a targeted level based upon his or her position with the Company, and option grants are periodically made to maintain the targeted levels. However, the Committee does not strictly adhere to these guidelines, and the relative weight given to each of the foregoing factors varies from individual to individual as the Compensation Committee deems appropriate under the circumstances.

          The grants are designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of Common Stock at a fixed price per share (the market price on the grant date) over a specified period (up to ten years). Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's employ, and then only if the market price appreciates over the option term.

     CEO Compensation. In setting the compensation payable for the 1997 fiscal year to the Company's President and Chief Executive Officer, Richard A. Miller, the Committee reviewed a detailed performance evaluation compiled for Dr. Miller. Such review considered Dr. Miller's qualifications, the level of experience brought to his position and gained while in the position, Company goals for which Dr. Miller had responsibility, specific accomplishments to date, and the importance of Dr. Miller's individual achievement in meeting Company goals and objectives set during the prior fiscal year. In addition, the Compensation Committee surveyed the salary levels in effect for chief executive officers at the peer group companies which were taken into account for comparative compensation purposes for all of the Company's other executive officers.

     In determining Dr. Miller's compensation level, the Committee sought to establish a competitive rate of base salary, while at the same time tying a significant percentage of his overall compensation package to individual and Company performance, such as the attainment of certain milestones in the testing of clinical products, the successful completion of two private placements and stock price appreciation. Based on these factors, the Committee increased Dr. Miller's base salary level to $247,500. The level of base salary set for Dr. Miller was in the 42nd percentile of the surveyed salary for the peer group companies.

     In fiscal 1997, the Company also granted Dr. Miller options to purchase 60,000 shares of the Company's Common Stock under the Plan, at an exercise price of $15.75 per share. The grant was intended to provide Dr. Miller with a meaningful incentive to continue in the Company's employ and contribute to the Company's financial success, as reflected in the future appreciation in the market price of the Company's Common Stock.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance-based. The non-performance based compensation to be paid to the Company's executive officers for the 1997 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for fiscal 1998 will exceed that limit. The Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

     The above report is submitted by the Compensation Committee of the Company's Board of Directors.

                                Joseph S. Lacob
                              Patrick F. Latterell
                                Craig C. Taylor

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As of June 30, 1997, the Compensation Committee of the Board was comprised of Messrs. Lacob, Latterell and Taylor.

     No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board or Compensation Committee.

PERFORMANCE GRAPH

     The graph depicted below shows the Company's stock price as an index assuming $100 invested on October 23, 1995 (the date of the Company's initial public offering) at the then current market price of $12.00 per share, along with the composite prices of companies listed in the Nasdaq Pharmaceutical Index and Nasdaq Total U.S. Stock Market Index. This information has been provided to the Company by the Nasdaq Stock Market.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
          AMONG PHARMACYCLICS, INC., THE NASDAQ STOCK MARKET-US INDEX
                      AND THE NASDAQ PHARMACEUTICAL INDEX

                                                              NASDAQ           NASDAQ STOCK
        MEASUREMENT PERIOD            PHARMACYCLICS,      PHARMACEUTICAL       MARKET (U.S.)
      (FISCAL YEAR COVERED)                INC.                INDEX               INDEX
10/23/95                                           100                 100                 100
06/30/96                                           147                 125                 115
06/30/97                                           129                 127                 140

* $100 invested on 10/23/95 in stock or index -- including reinvestment of dividends. Fiscal Year ending June 30.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's Restated Certificate of Incorporation and Bylaws provide for indemnification of directors, officers and other agents of the Company. Each of the current directors, and certain officers and agents of the Company have entered into separate indemnification agreements with the Company.

     The Company has entered into a Patent License Agreement with Dr. Stuart W. Young, dated October 15, 1992, pursuant to which the Company has been granted an exclusive royalty-bearing license to use and to manufacture and sell products based on certain patent rights owned by Dr. Young related to certain zeolite and zeolite-like substances. In consideration for entering into the Patent License Agreement, the Company issued Dr. Young 16,667 shares of its Common Stock.

     In September 1994, the Company entered into a Note Secured by Stock Pledge Agreement (the "First Note") with Dr. Stuart W. Young, an executive officer of the Company, for the total principal amount of approximately $65,000. The First Note bears interest at 5.86%, with interest payable annually and principal due in full on August 31, 1997. In April 1995, the Company loaned Dr. Young approximately an additional $30,000 under a similar Note Secured by Stock Pledge Agreement (the "Second Note"). The Second Note bears interest at 7.19%, with principal and interest due in full on February 28, 1998. The proceeds of such Notes were to be used solely to pay federal and state tax liability incurred by Dr. Young in connection with his acquisition of 50,000 shares of Common Stock pursuant to his exercise of a non-statutory stock option grant under the Company's 1992 Stock Option Plan. Dr. Young fully repaid both notes, plus all accrued interest, during fiscal year 1997.

     The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the United States Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such forms furnished to the Company and written representations that no other reports were required, the Company believes that during the period from July 1, 1996 to June 30, 1997, all officers, directors and beneficial owners of more than ten percent of the outstanding Common Stock complied with all Section 16(a) requirements.

                       STOCK OWNERSHIP OF MANAGEMENT AND
                           CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Common Stock as of September 30, 1997 by (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director and nominee for director, (iii) the Named Executive Officers in the Summary Compensation Table above and (iv) all current directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Shares of Common Stock subject to convertible securities that are currently exercisable or convertible or which will become exercisable or convertible within the next 60 days are deemed to be beneficially owned by the person holding such convertible security for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based upon such information furnished by such owners, have sole investment power with respect to such shares, subject to community property laws where applicable.

                                                                                PERCENT OF
                                                               NUMBER OF       TOTAL SHARES
                        NAME AND ADDRESS                        SHARES       OUTSTANDING(1)(2)
    ---------------------------------------------------------  ---------     -----------------
    Asset Management Associates 1989, L.P.(3)................  1,194,628            11.8%
      2275 East Bayshore, Suite 150
      Palo Alto, CA 94303
    Kleiner Perkins Caufield & Byers V(4)....................    610,794             6.0
      2750 Sand Hill Road
      Menlo Park, CA 94025
    Richard A. Miller, M.D (5)...............................    601,077             5.9
    Quantum Partners LDC(6)..................................    600,000             5.9
      Kaya Flamboyan 9
      Willemstad
      Curacao, Netherlands Antilles
    Venrock Associates(7)....................................    352,554             3.4
      30 Rockefeller Plaza, Suite 5508
      New York, NY 10112
    Craig C. Taylor(8).......................................  1,194,628            11.8
    Joseph S. Lacob(9).......................................    610,794             6.0
    Patrick F. Latterell(10).................................    352,554             3.4
    Thomas D. Kiley(11)......................................    170,075             1.7
    Joseph C. Scodari(12)....................................     26,667               *
    Marc L. Steuer(13).......................................    176,150             1.7
    William C. Dow, Ph.D.(14)................................    138,469             1.4
    Cheryl B. Jaszewski(15)..................................     92,287               *
    All officers and directors as a group (9 persons)(16)....  3,972,183            39.2

---------------
  *  Less than 1%.

 (1) Percentage of beneficial ownership is calculated assuming 10,140,287 shares of Common Stock were outstanding as of September 30, 1997. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of September 30, 1996, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

 (2) This table is based upon information supplied to the Company by executive officers, directors and principal stockholders. The address of each officer and director identified in this table is that of the Company's executive offices, 995 East Arques Avenue, Sunnyvale, CA 94086. Unless otherwise indicated in the footnotes to this table and subject to applicable community property laws, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by it or him.

 (3) Includes shares held by entities affiliated with Asset Management, including options exercisable for 20,000 shares held by Craig Taylor, a Director of the Company, who is a General Partner of AMC Partners 89, L.P., the general partner of Asset Management. Mr. Taylor disclaims beneficial ownership of the shares held by Asset Management and its affiliated entities except to the extent of his individual share ownership and his pecuniary interest arising from his general partnership interest in AMC Partners 89, L.P. Also includes warrants exercisable for 20,038 shares held by Asset Management.

 (4) Includes shares held by persons and entities affiliated with Kleiner Perkins, including 67,655 shares held by Joseph Lacob, a Director of the Company, who is a General Partner of Kleiner Perkins. Mr. Lacob disclaims beneficial ownership of the shares held by Kleiner Perkins and its affiliated entities except to the extent of his individual share ownership and his pecuniary interest arising from his general partnership interest in Kleiner Perkins. Also includes options exercisable for 20,000 shares held by Mr. Lacob and warrants exercisable for 28,839 shares held by Kleiner Perkins.

 (5) Includes 13,334, 13,334, and 279,008 shares held in trust for Jordan Andrew Miller, Jared David Miller and the Miller-Homing Family Trust, respectively. Also, includes options exercisable for 306,667 shares within 60 days of September 30, 1996.

 (6) Excludes 24,500 shares held by Quasar International Partners C.V. Soros Fund Management LLC may be deemed the beneficial owner of the shares held by each of Quantum Partners LDC and Quasar International Partners C.V.

 (7) Includes shares held by persons and entities affiliated with Venrock, including 49,715 shares held by Patrick Latterell, a Director of the Company, who is a General Partner of Venrock. Mr. Latterell disclaims beneficial ownership of the shares held by Venrock and its affiliated entities except to the extent of his individual share ownership and his pecuniary interest arising from his general partnership interest in Venrock. Also includes options exercisable for 20,000 shares held by Mr. Latterell.

 (8) Includes options exercisable for 20,000 shares. Also includes 1,174,628 shares (including warrants for 20,038 shares) held by persons and entities affiliated with Asset Management, as to which shares Mr. Taylor disclaims beneficial ownership except as set forth in Note 3 above.

 (9) Includes options exercisable for 20,000 shares. Also includes 481,144 (including warrants for 28,839 shares) held by persons and entities affiliated with Kleiner Perkins, as to which shares Mr. Lacob disclaims beneficial ownership except as set forth in Note 4 above.

(10) Includes 49,715 shares held in trust by the Patrick Latterell Living Trust and options exercisable for 20,000 shares. Also includes 282,839 shares held by persons and entities affiliated with Venrock, as to which shares Mr. Latterell disclaims beneficial ownership except as set forth in Note 7 above.

(11) Includes 150,075 shares held in the Kiley Revocable Trust, Thomas D. Kiley, TEE, Nancy L. Kiley, TEE. Also, includes options exercisable for 20,000 shares within 60 days of September 30, 1996.

(12) Represents options exercisable for 26,667 shares.

(13) Represents options exercisable for 213,334 shares.

(14) Includes options exercisable for 101,802 shares.

(15) Includes 334 shares held by Kristina Hulett. Also includes options exercisable for 54,600 shares.

(16) Includes options and warrants exercisable for 783,070 and 48,877 shares, respectively. Also includes 1,154,590 shares held by persons and entities affiliated with Asset Management, 481,144 shares held by persons and entitles affiliated with Kleiner Perkins and 292,321 shares held by persons and entities affiliated with Venrock. Certain directors may be deemed to be the beneficial owners of such shares, but disclaim such beneficial ownership, as discussed in Notes 3, 4, 7, 8, 9 and 10 above.

     To the Company's knowledge, each beneficial owner of more than ten percent of the Company's capital stock filed all reports and reported all transactions on a timely basis with the SEC, National Association of Securities Dealers, Inc. and the Company.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Under the present rules of the United States Securities and Exchange Commission, the deadline for stockholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for the 1998 Annual Meeting of Stockholders is expected to be July 20, 1998. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the United States Securities and Exchange Commission.

                                 ANNUAL REPORT

     A copy of the Annual Report of the Company for the fiscal year ended June 30, 1997 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.

                                   FORM 10-K

     The Company filed an Annual Report on Form 10-K (the "Form 10-K") with the Securities and Exchange Commission. A copy of the Form 10-K has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Form 10-K is not incorporated into this Proxy Statement and is not considered proxy-soliciting material. Stockholders may obtain additional copies of the Form 10-K, without charge, by writing to Cheryl B. Jaszewski, Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, California 94086.

                                 OTHER MATTERS

     The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                                          THE BOARD OF DIRECTORS

Dated: November 14, 1997

                                                                      APPENDIX A


                               PHARMACYCLICS, INC.
                                      PROXY
                Annual Meeting of Stockholders, December 17, 1997

                This Proxy is Solicited on Behalf of the Board of
                               Pharmacyclics, Inc.

        The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held December 17, 1997 and the Proxy Statement and appoints Richard A. Miller and Marc L. Steuer and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Pharmacyclics, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at Embassy Suites, 2885 Lakeside Drive, Santa Clara, California 95054 on Wednesday, December 17, 1997 at 11:30 A.M. (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

        1. To elect the following directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified:

                                                                      WITHHOLD
                                                                      AUTHORITY
                                                    FOR                TO VOTE
               Thomas D. Kiley                     _____                 _____
               Joseph S. Lacob                     _____                 _____
               Patrick F. Latterell                _____                 _____
               Richard A. Miller                   _____                 _____
               Joseph C. Scodari                   _____                 _____
               Craig C. Taylor                     _____                 _____


        2.     FOR   AGAINST    ABSTAIN   To approve an amendment to the Company's 1995 Stock Option Plan (the
                                          "Option Plan") in order to increase the maximum number of shares of common stock authorized for issuance under the Plan by an additional 500,000 shares.

        3.     FOR   AGAINST    ABSTAIN   To approve an amendment to the Company's Employee Stock Purchase Plan (the
                                          Purchase Plan") in order to increase the maximum number of shares of common stock authorized for issuance under the Plan by an additional 50,000 shares.

        4.     FOR   AGAINST    ABSTAIN   To ratify the Board of Director's selection of Price Waterhouse LLP to serve as the Company's independent accountants for the fiscal year ending June 30,
                                          1998.

        The Board of Directors recommends a vote FOR each of the directors listed above and a vote FOR the other proposals. This Proxy, when properly executed, will be voted as specified above. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED ABOVE AND IN FAVOR OF THE OTHER PROPOSALS.

        Please print the name(s) appearing on each share certificate(s) over which you have voting authority:
                                         --------------------------------------
                                           (Print name(s) on certificate)
        Please sign your name:
                               ------------------------------------------------
                                    (Authorized Signature(s))
        Date:
             --------------------------------

                                                                     APPENDIX B

                               PHARMACYCLICS, INC.
                             1995 STOCK OPTION PLAN

              (AS AMENDED AND RESTATED THROUGH SEPTEMBER 11, 1997)


                                   ARTICLE ONE

                               GENERAL PROVISIONS


       I.      PURPOSE OF THE PLAN

               This 1995 Stock Option Plan is intended to promote the interests of Pharmacyclics, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

               Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

      II.      STRUCTURE OF THE PLAN

               Under the Plan, eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock.

     III.      ADMINISTRATION OF THE PLAN

               A. The Primary Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders. No non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, during the twelve (12)- month period immediately preceding the date of his or her appointment to the Committee or (if shorter) the period commencing with the Section 12(g) Registration Date and ending with the date of his or her appointment to the Primary Committee, received an option grant or direct stock issuance under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary), other than pursuant to the Director Plan.

               B. Administration of the Plan with respect to all other persons may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer the Plan with respect to all such persons who are not Section 16 Insiders. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

               C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

               D. The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan under its jurisdiction or any option thereunder.

               E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants made under the Plan.

     IV.       ELIGIBILITY

               A. The persons eligible to participate in the Plan are as follows:

                        (i) Employees,

                        (ii) non-employee members of the Board or the board of
                directors of any Parent or Subsidiary, and

                        (iii) consultants and other independent advisors who
                provide services to the Corporation (or any Parent or Subsidiary).

               B. The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, with respect to the option grants, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable and the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.



                                       2.

      V.       STOCK SUBJECT TO THE PLAN

               A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 2,261,565 shares, subject to adjustment from time to time in accordance with the provisions of this Section V. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders prior to such date, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan, (ii) the automatic increase of 85,178 shares effected on January 2, 1996 pursuant to
Section V.B. below, (iii) the 750,000-share increase approved by the Board on August 1, 1996, subject to approval by the stockholders at the 1996 Annual Meeting and (iv) the 500,000-share increase approved by the Board on September 11, 1997, subject to approval by the stockholders at the 1997 Annual Meeting.

               B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 1996 calendar year, by an amount equal to one percent (1%) of the shares of Common Stock outstanding on December 31 of the immediately preceding calendar year; but in no event shall any such annual increase exceed 500,000 shares. No Incentive Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases.

               C. No one person participating in the Plan may receive options and separately exercisable stock appreciation rights for more than 750,000 shares of Common Stock in the aggregate over the term of the Plan.

               D. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. All shares issued under the Plan, whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. However, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option.


                                       3.

               E. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which the share reserve is to increase automatically each year, (iii) the number and/or class of securities for which any one person may be granted options and separately exercisable stock appreciation rights over the term of the Plan, and
(iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.


                                       4.

                                   ARTICLE TWO

                                GRANT OF OPTIONS


I.      OPTION TERMS

               Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

               A. Exercise Price.

                        1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                        2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Three and the documents evidencing the option, be payable in one or more of the forms specified below:

                                (i) cash or check made payable to the
                        Corporation,

                                (ii) shares of Common Stock held for the
                        requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                                (iii) to the extent the option is exercised for
                        vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to
                        (a) a Corporation- designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

               Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.



                                       5.

               B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten
(10) years measured from the option grant date.

               C. Effect of Termination of Service.

                        1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                                (i) Any option outstanding at the time of the
                        Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                                (ii) Any option exercisable in whole or in part
                        by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                                (iii) During the applicable post-Service
                        exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

                                (iv) Should the Optionee's Service be terminated
                        for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                                (v) In the event of a Corporate Transaction,the
                        provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.

                        2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:



                                       6.

                                (i) extend the period of time for which the
                        option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                                (ii) permit the option to be exercised, during
                        the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

               D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

               E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

               F. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

               G. Beneficiary Designation. An Optionee may file a written beneficiary designation indicating the person entitled to exercise Optionee's outstanding options on the Optionee's behalf at the time of his/her death. Such beneficiary designation may be changed by the Optionee at any time by filing the appropriate form with the Plan Administrator.



                                       7.

     II.       INCENTIVE OPTIONS

               The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Three shall be applicable to Incentive Options. Options which are specifically designated as Non- Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

               A. Eligibility. Incentive Options may only be granted to Employees.

               B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

               C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

               D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

     III.      CORPORATE TRANSACTION/CHANGE IN CONTROL

               A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option



                                       8.

comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

               B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

               C. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporate Transaction.

               D. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

               E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

               F. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.


                                       9.

               G. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

               H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

               I. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      IV.      CANCELLATION AND REGRANT OF OPTIONS

               The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

       V.      STOCK APPRECIATION RIGHTS

               A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

               B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                           (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (A) the Fair Market Value (on the option



                                             10.

        surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares.

                          (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                         (iii) If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (A) five (5) business days after the receipt of the rejection notice or (B) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

               C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                           (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

                          (ii) Upon the occurrence of a Hostile Take-Over, each such individual holding one or more options with such a limited stock appreciation right in effect shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                         (iii) Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

                          (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.



                                       11.

                                  ARTICLE THREE

                                  MISCELLANEOUS


       I.      FINANCING

               A. The Plan Administrator may permit any Optionee to pay the option exercise price under the Plan by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee may not exceed the sum of (i) the aggregate option exercise price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise.

               B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

      II.      TAX WITHHOLDING

               A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

               B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

                           (i) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                          (ii) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.



                                       12.

     III.      EFFECTIVE DATE AND TERM OF THE PLAN

               A. The Plan was adopted by the Board on August 2, 1995 and approved by the Corporation's stockholders on September 11, 1995. The Plan became effective on the Plan Effective Date and serves as the successor to the Predecessor Plan. On August 1, 1996, the Board authorized a 750,000-share increase in the number of shares of Common Stock available for issuance under the Plan; the increase was approved by the stockholders at the 1996 Annual Stockholders Meeting.

               B. The Plan was amended and restated by the Board on September 11, 1997 (the "1997 Restatement") to effect the following changes: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by 500,000 shares, (ii) increase the maximum number of shares of Common Stock for which options and separately exercisable stock appreciation rights may be granted to any one individual to 750,000 shares, (iii) render the non-employee Board members who are serving on the Primary Committee eligible to receive option grants under the Plan, (iv) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price or direct issue price paid per share to be reissued under the Plan, (v) remove certain restrictions on the eligibility of non-employee Board members to serve on the Primary Committee and (vi) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements and the transferability of Non-Statutory Options) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The 1997 Restatement is subject to stockholder approval at the 1997 Annual Meeting, and no option grants made on the basis of the 500,000-share increase shall become exercisable in whole or in part unless and until the 1997 Restatement is approved by the stockholders. Should such stockholder approval not be obtained, then (i) any options granted on the basis of the 500,000-share increase shall terminate without ever becoming exercisable for those shares, and no further option grants shall be made on the basis of such share increase and (ii) the maximum number of shares of Common Stock for which any one individual may be granted options and separately exercisable stock appreciation rights shall remain at 335,334 shares. In addition, none of the other changes effected by 1997 Restatement shall be implemented, except to the extent the Plan Administrator otherwise deems it advisable to do so. However, in the absence of such stockholder approval, option grants may continue to be made pursuant to the provisions of the Plan as in effect immediately prior to the 1997 Restatement. All option grants made prior to the 1997 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options, and nothing in the 1997 Restatement shall be deemed to modify or in any way affect those outstanding options. Subject to the foregoing limitations, the Plan Administrator may make option grants under the Plan at any time before the date fixed herein for the termination of the Plan.

               C. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan as of such date shall be incorporated into the Plan and



                                       13.

treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

               D. The option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise provide for such acceleration.

               E. The Plan shall terminate upon the earliest of (i) August 1, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options under the Plan,
(iii) the termination of all outstanding options in connection with a Corporate Transaction, or (iv) termination by the Board. Upon such Plan termination, all options outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options.

      IV.      AMENDMENT OF THE PLAN

               A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or stock appreciation rights at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. In addition, certain amendments shall be subject to stockholder approval as required by applicable laws or regulations.

               B. Options to purchase shares of Common Stock may be granted under the Plan that are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

       V.      USE OF PROCEEDS

               Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.



                                       14.

      VI.      REGULATORY APPROVALS

               A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock upon the exercise of any option or stock appreciation right shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

               B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

     VII.      NO EMPLOYMENT/SERVICE RIGHTS

               Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.



                                             15.

                                    APPENDIX


               The following definitions shall be in effect under the Plan:

        A. BOARD shall mean the Corporation's Board of Directors.

        B. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                    (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                   (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or
        (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

        C. CODE shall mean the Internal Revenue Code of 1986, as amended.

        D. COMMON STOCK shall mean the Corporation's common stock.

        E. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                    (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

                   (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.



                                      A-1.

        F. CORPORATION shall mean Pharmacyclics, Inc., a Delaware corporation.

        G. DIRECTOR PLAN shall mean the Corporation's 1995 Non-Employee Directors Stock Option Plan.

        H. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

        I. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

        J. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                    (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                   (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (iii) For purposes of option grants made on the date the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established, the Fair Market Value shall be deemed to be equal to the established initial offering price per share.

        K. HOSTILE TAKE-OVER shall mean a change in ownership of the Corporation effected through the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d- 3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer



                                      A-2.

made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

        L. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

        M. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

        N. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

        O. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

        P. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

        Q. OPTIONEE shall mean any person to whom an option is granted under the Plan.

        R. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.



                                      A-3.

        S. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

        T. PLAN shall mean the Corporation's 1995 Stock Option Plan, as set forth in this document.

        U. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

        V. PLAN EFFECTIVE DATE shall mean October 23, 1995, the date on which the Underwriting Agreement was executed and the initial public offering price of the Common Stock was established.

        W. PREDECESSOR PLAN shall mean the Corporation's existing 1992 Stock Option Plan.

        X. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan with respect to Section 16 Insiders.

        Y. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

        Z. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

        AA. SECTION 12(G) REGISTRATION DATE shall mean the first date on which the Common Stock is registered under Section 12(g) of the 1934 Act.

        AB. SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

        AC. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

        AD. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing



                                      A-4.

fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        AE. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

        AF. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

        AG. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

        AH. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.



                                      A-5.

                                                                      APPENDIX C

                               PHARMACYCLICS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

              (AS AMENDED AND RESTATED THROUGH SEPTEMBER 11, 1997)


      I.       PURPOSE

               This Pharmacyclics, Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide eligible employees of the Corporation and one or more of its Corporate Affiliates with the opportunity to acquire a proprietary interest in the Corporation through participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Code.

     II.       DEFINITIONS

               For purposes of administration of the Plan, the following terms shall have the meanings indicated:

               BOARD means the Board of Directors of the Corporation.

               CODE means the Internal Revenue Code of 1986, as amended.

               COMMON STOCK means shares of the Corporation's common stock.

               CORPORATE AFFILIATE means any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), including any parent or subsidiary corporation which becomes such after the Effective Time.

               CORPORATION means Pharmacyclics, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Pharmacyclics, Inc.
which shall by appropriate action adopt the Plan.

               EFFECTIVE TIME means the time at which the Underwriting Agreement for the initial public offering of the Common Stock is executed and finally priced. The initial offering period under the Plan shall start at the time of such execution and pricing of the Underwriting Agreement. Any Corporate Affiliate which becomes a Participating Corporation in the Plan after such Effective Time shall designate a subsequent Effective Time with respect to its employee- Participants.

               ELIGIBLE EARNINGS means the (i) regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in the Plan, plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate, plus (iii) all of the following amounts to the extent paid in cash: overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. However, Eligible Earnings shall NOT include any contributions (other than Code
Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate to any deferred compensation plan or welfare benefit program now or hereafter established.

               ELIGIBLE EMPLOYEE means any person who is on a regular basis expected to work more than twenty (20) hours per week for more than five (5) months per calendar year for the Corporation or any other Participating Corporation as an employee for earnings considered wages under Section 3121(a) of the Code.

               ENTRY DATE means the date an Eligible Employee first joins the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

               FAIR MARKET VALUE means, for the Effective Time at which the initial offering period under the Plan begins, the price per share at which the Common Stock is to be sold in the initial public offering of the Common Stock pursuant to the Underwriting Agreement. For any subsequent date under the Plan on which the Common Stock is registered under Section 12(g) of the 1934 Act and traded on the open market, Fair Market Value means the closing selling price per share of the Common Stock on such date, as officially quoted on the principal securities exchange on which the Common Stock is at the time traded or, if not traded on any securities exchange, the closing selling price per share of the Common Stock on such date, as reported on the Nasdaq National Market. If there are no sales of the Common Stock on such day, then the closing selling price per share on the next preceding day for which such closing selling price is quoted shall be determinative of Fair Market Value.

               1933 ACT means the Securities Act of 1933, as amended.

               1934 ACT means the Securities Exchange Act of 1934, as amended.

               PARTICIPANT means any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

               PARTICIPATING CORPORATION means the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan, as of the Effective Time, are listed in attached Schedule A.

               PLAN ADMINISTRATOR shall have the meaning given such term in
Article III.


                                       2.

               SEMI-ANNUAL ENTRY DATE means the first business day of May and November each calendar year within an offering period in effect under the Plan. The earliest Semi-Annual Entry Date under the Plan shall be the Effective Time.

               SEMI-ANNUAL PERIOD OF PARTICIPATION means each semi-annual period for which the Participant actually participates in an offering period in effect under the Plan. There shall be a maximum of four (4) semi-annual periods of participation within each offering period. The first such semi-annual period (which may actually be more or less than six (6) months for the initial offering period) shall extend from the Effective Time through the last business day in April 1996. Subsequent semi-annual periods shall be measured from the first business day of November to the last business day of April and from the first business day of May to the last business day of October.

               SEMI-ANNUAL PURCHASE DATE means the last business day of April and October each calendar year on which shares of Common Stock are automatically purchased for Participants under the Plan. The initial Semi-Annual Purchase Date shall be April 30, 1996.

    III.       ADMINISTRATION

               The Plan shall be administered by a committee of two (2) or more non-employee Board members appointed by the Board (the "Plan Administrator"). The Plan Administrator shall have sole and exclusive authority to administer the Plan, interpret and construe any provision of the Plan and adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan.

     IV.       OFFERING PERIODS

               A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Subsection I of Article VII, Subsection A of Article IX or Subsection B of Article X.

               B. Each offering period shall have a maximum duration of twenty-four (24) months, except that the first offering period may have a duration of up to twenty-seven (27) months. The duration of each offering period shall be designated by the Plan Administrator prior to the start date. However, the initial offering period shall run from the Effective Time to the last business day of October 1997. The next offering period shall commence on the first business day of November 1997, and subsequent offering periods shall commence as designated by the Plan Administrator.

               C. The Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Entry Date on



                                       3.

which such individual first joins the offering period in effect under the Plan and shall be automatically exercised in successive semi-annual installments on the last business day of April and October of each year. Accordingly, each purchase right may be exercised up to two (2) times each year it remains outstanding.

               D. No purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until such time as (i) the Plan shall have been approved by the stockholders of the Corporation and
(ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any securities exchange on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation.

               E. The Participant's acquisition of Common Stock under the Plan on any Semi-Annual Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Semi-Annual Purchase Date, whether within the same or a different offering period.

      V.       ELIGIBILITY AND PARTICIPATION

               A. Each Eligible Employee of a Participating Corporation shall be eligible to participate in the Plan in accordance with the following provisions:

               - An individual who is an Eligible Employee on the start date of the initial offering period under the Plan shall be eligible to commence participation in any offering period under the Plan on the start date of that offering period or on any subsequent SemiAnnual Entry Date within that offering period on which he/she remains an Eligible Employee.

               - An individual who becomes an Eligible Employee after the start date of the initial offering period shall be eligible to commence participation in any offering period under the Plan on any Semi-Annual Entry Date within that offering period on which he/she remains an Eligible Employee, provided he/she has completed ninety (90) days of Service with the Corporation or any Corporate Affiliate on or prior to such date.

               - The date on which an individual first joins an offering period shall be deemed to be such individual's Entry Date for the offering period, and on that date such individual shall be granted his/her purchase right for that offering period.

               B. In order to participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his/her scheduled Entry Date. However,



                                       4.

for each Participant whose Entry Date is deemed to be the start date of the initial offering period, the requisite enrollment forms must be filed within ten
(10) business days following such start date; otherwise, the Entry Date for that Participant shall be the first Semi-Annual Entry Date following the filing of such enrollment forms.

               C. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Eligible Earnings paid to the Participant during each Semi-Annual Period of Participation within the offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the remainder of the offering period, except to the extent such rate is changed in accordance with the following guidelines:

               - The Participant may, at any time during a Semi-Annual Period of Participation, reduce his/her rate of payroll deduction to become effective as soon as possible after filing of the requisite reduction form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Semi-Annual Period of Participation.

               - The Participant may, prior to the commencement of any new Semi-Annual Period of Participation within the offering period, increase the rate of his/her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective as of the first day of the first Semi-Annual Period of Participation following the filing of such form.

               D. Payroll deductions will automatically cease upon the termination of the Participant's purchase right in accordance with the applicable provisions of Section VII below.

     VI.       STOCK SUBJECT TO PLAN

               A. The Common Stock purchasable by Participants under the Plan shall, solely in the discretion of the Plan Administrator, be made available from either authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Corporation, including shares of Common Stock purchased on the open market. The total number of shares which may be issued under the Plan shall not exceed 100,000 shares (subject to adjustment under Section VI.B below). Such share reserve is comprised of (i) the initial 50,000-share reserve approved by the Board and the stockholders prior to the Effective Time and (ii) the additional 50,000-share increase approved by the Board, subject to stockholder approval at the 1997 Annual Stockholders Meeting.

               B. In the event any change is made to the Corporation's outstanding Common Stock by reason of any stock dividend, stock split, exchange or combination of shares, recapitalization or any other change affecting the Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan


                                       5.

Administrator to (i) the class and maximum number of securities issuable in the aggregate over the term of the Plan, (ii) the class and maximum number of securities purchasable per Participant on any one (1) Semi-Annual Purchase Date and (iii) the class and number of securities and the price per share in effect under each purchase right at the time outstanding under the Plan. Such adjustments shall be designed to preclude the dilution or enlargement of rights and benefits under the Plan.

     VII.      PURCHASE RIGHTS

               Each Eligible Employee who participates in the Plan for a particular offering period shall have the right to purchase shares of Common Stock, in a series of successive semi-annual installments during such offering period, upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

               A. PURCHASE PRICE. Common Stock shall be purchasable on each Semi-Annual Purchase Date within the offering period at a purchase price equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or
(ii) the Fair Market Value per share on that Semi-Annual Purchase Date. However, for each Participant whose Entry Date is other than the start date of the offering period, the clause (i) amount shall in no event be less than the Fair Market Value of the Common Stock on the start date of that offering period.

               B. NUMBER OF PURCHASABLE SHARES. The number of shares purchasable per Participant on each Semi-Annual Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Semi-Annual Period of Participation ending with that Semi-Annual Purchase Date (together with any carryover deductions from the preceding Semi-Annual Period of Participation) by the purchase price in effect for the Semi-Annual Purchase Date (as determined in accordance with Subsection A above). However, the maximum number of shares of Common Stock purchasable per Participant on any Semi-Annual Purchase Date shall not exceed One Thousand (1,000) shares, subject to periodic adjustment under
Section VI.B.

               Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any of its Corporate Affiliates.

               C. PAYMENT. Payment for Common Stock purchased under the Plan shall be effected by means of the Participant's authorized payroll deductions. Such deductions shall begin with the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the offering period. However, for each Participant whose



                                       6.

Entry Date is deemed to be the start date of the initial offering period, payroll deductions shall begin with the first pay day occurring more than five
(5) days after his/her filing of the requisite enrollment forms. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the outstanding balance credited to such account. The amounts collected from a Participant will not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

               D. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

               - A Participant may, at any time on or before the fifth (5th) business day preceding the next Semi-Annual Purchase Date, terminate his/her outstanding purchase right under the Plan by filing the prescribed notification form with the Plan Administrator (or its designate). No further payroll deductions shall be collected from the Participant with respect to the terminated purchase right, and any payroll deductions collected for the Semi-Annual Period of Participation in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the Semi-Annual Purchase Date immediately following such termination. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

               - The termination of such purchase right shall be irrevocable, and a Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of a new stock purchase agreement and enrollment form) on or before the date he or she is first eligible to join the new offering period.

               - Should a Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his/her purchase right remains outstanding, then that purchase right shall immediately terminate, and such individual (or the personal representative of the estate of a deceased Participant) shall have the following election with respect to the payroll deductions made to date in the Semi-Annual Period of Participation in which such cessation of Eligible Employee status occurs:

                      1)     to withdraw all of those deductions, or

                      2) to have such funds held for the purchase of shares on the next Semi-Annual Purchase Date.

               If no such election is made within the thirty (30)-day period following such cessation of Eligible Employee status or (if earlier) prior to the next Semi-Annual Purchase Date, then the collected payroll deductions shall be refunded as soon as possible. In no event, however,



                                       7.

may any payroll deductions be made on the Participant's behalf following his/her cessation of Eligible Employee status.

               E. STOCK PURCHASE. Shares of Common Stock shall automatically be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions in Subsection D above) on each Semi-Annual Purchase Date. The purchase shall be effected by applying each Participant's payroll deductions for the Semi-Annual Period of Participation ending on such Semi-Annual Purchase Date (together with any carryover deductions from the preceding Semi-Annual Period of Participation) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of purchasable shares imposed under Subsection B of this Article VII) at the purchase price in effect for that Semi-Annual Purchase Date. Any payroll deductions not applied to such purchase because they are not sufficient to purchase a whole share shall be held for the purchase of Common Stock on the next Semi-Annual Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Semi-Annual Purchase Date shall be promptly refunded to the Participant.

               F. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded to such Participant.

               G. RIGHTS AS STOCKHOLDER. A Participant shall have no stockholder rights with respect to the shares subject to his/her outstanding purchase right until the shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

               A Participant shall be entitled to receive, as soon as practicable after each SemiAnnual Purchase Date, a stock certificate for the number of shares purchased on the Participant's behalf. Such certificate may, upon the Participant's request, be issued in the names of the Participant and his/her spouse as community property or as joint tenants with right of survivorship. Alternatively, the Participant may request the issuance of such certificate in "street name" for immediate deposit in a Corporation-designated brokerage account.

               H. ASSIGNABILITY. No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.


                                       8.

               I. BENEFICIARY DESIGNATION. A Participant may file a written beneficiary designation indicating the person entitled to receive any shares purchased or purchasable on the Participant's behalf at the time of his/her death or to obtain a cash refund of any existing payroll deductions held on the deceased Participant's behalf under the Plan. Such beneficiary designation may be changed by the Participant at any time by filing the appropriate form with the Plan Administrator. In the event there is no validly-designated beneficiary under the Plan living at the time of the Participant's death, the Corporation shall deliver such shares and/or cash refund to the executor or administrator of the Participant's estate or, if (to the knowledge of the Corporation) no such executor or administrator has been appointed, the Corporation shall deliver such shares and/or cash refund to the Participant's spouse or if no spouse is living, to the children of the Participant in equal shares.

               J. CHANGE IN OWNERSHIP. Should any of the following transactions (a "Change in Ownership") occur during the offering period:

                - a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

                - the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation, or

                - any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, then all outstanding purchase rights under the Plan shall automatically be exercised, immediately prior to the effective date of such Change in Ownership, by applying the payroll deductions of each Participant for the Semi-Annual Period of Participation in which such Change in Ownership occurs to the purchase of whole shares of Common Stock at eighty-five percent (85%) of the lower of (i) the Fair Market Value of the Common Stock on the Participant's Entry Date into the offering period in which such Change in Ownership occurs or
(ii) the Fair Market Value of the Common Stock immediately prior to the effective date of such Change in Ownership. However, the applicable share limitations of Articles VII and VIII shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the offering period is other than the start date of that offering period, be less than the Fair Market Value of the Common Stock on such start date.

               The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Change in Ownership, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights in accordance with the applicable provisions of this Article VII.



                                       9.

    VIII.      ACCRUAL LIMITATIONS

               A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right outstanding under this Plan and
(ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or its Corporate Affiliates, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

               B. For purposes of applying such accrual limitations, the right to acquire Common Stock pursuant to each purchase right outstanding under the Plan shall accrue as follows:

               - The right to acquire Common Stock under each such purchase right shall accrue in a series of successive semi-annual installments as and when the purchase right first becomes exercisable for each such installment on the last business day of each SemiAnnual Period of Participation for which the right remains outstanding.

               - No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value on the date or dates of grant) for each calendar year during which one (1) or more of those purchase rights were at any time outstanding.

               - If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Semi-Annual Period of Participation, then the payroll deductions which the Participant made during that Semi-Annual Period of Participation with respect to such purchase right shall be promptly refunded.

               C. In the event there is any conflict between the provisions of this Article VIII and one (1) or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

      IX.      AMENDMENT AND TERMINATION

               A. The Board may alter, amend, suspend or discontinue the Plan following the close of any Semi-Annual Period of Participation. However, the Board may not, without the approval of the Corporation's stockholders:


                                       10.

               - materially increase the maximum number of shares issuable under the Plan or the maximum number of shares purchasable per Participant on any one (1) SemiAnnual Purchase Date, except that the Plan Administrator shall have the authority, exercisable without such stockholder approval, to effect adjustments to the extent necessary to reflect changes in the Corporation's capital structure pursuant to Subsection B of Article VI; or

                - alter the purchase price formula so as to reduce the purchase price payable for the shares purchasable under the Plan; or

               - materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

               B. The Corporation shall have the right, exercisable in the sole discretion of the Plan Administrator, to terminate all outstanding purchase rights under the Plan immediately following the close of any Semi-Annual Period of Participation. Should the Corporation elect to exercise such right, then the Plan shall terminate in its entirety. No further purchase rights shall thereafter be granted or exercised, and no further payroll deductions shall thereafter be collected, under the Plan.

        X.     GENERAL PROVISIONS

               A. The Plan was adopted by the Board on August 2, 1995 and became effective at the Effective Time. The Plan was amended and restated by the Board on September 11, 1997 to increase the share reserve by 50,000 shares, subject to stockholder approval at the 1997 Annual Stockholders Meeting.

               B. The Plan shall terminate upon the earlier of (i) the last business day in October, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan, or (iii) the date the Board terminates the Plan.

               C. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

               D. Neither the action of the Corporation in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Corporation or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

               E. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.



                                       11.

                                   SCHEDULE A

                          CORPORATIONS PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN
                            AS OF THE EFFECTIVE TIME


                               Pharmacyclics, Inc.